UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2021 (February 4, 2021)

Advent Technologies Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street
Boston, MA 02116
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (857) 264-7035

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADN	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	ADNWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Advent Technologies Holdings, Inc., a Delaware corporation (the “Company”), filed on February 9, 2020 (the “Original Report”), in which the Company reports, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 1 is being filed in order to include entry into a lease agreement on February 5, 2021 by Advent (as defined in the Original Report).

This Amendment No.1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report, except as indicated below under Item 1.01. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 1.

Item 1.01 Entry into a Material Definitive Agreement.

On February 5, 2021, Advent entered into a lease agreement by and among Advent, in its capacity as Tenant, and BP Hancock LLC, a Delaware limited liability company, in its capacity as Landlord, (the “2021 Lease Agreement”).

The 2021 Lease Agreement, which is dated as of February 5, 2021, provides for the rental by Advent of office space at 200 Clarendon Street, Boston, MA 02116 for use as the Company’s executive offices. Under the terms of the 2021 Lease Agreement, Advent leases 6,041 square feet at an initial fixed annual rental of $456,095.50.

The term of the lease is five years (unless sooner terminated as provided in the 2021 Lease Agreement). Advent is providing security in the form of a security deposit in the amount of $114,023.88.

The foregoing description of the 2021 Lease Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the 2021 Lease Agreement, a copy of which has been filed with the Original Report as Exhibit 10.15 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.15†
Lease Agreement, dated as of February 5, 2021 by and between Advent Technologies, Inc. and BP Hancock LLC. (incorporated by reference to Exhibit 10.15 of Advent Technologies Holdings, Inc.’s Current Report on Form 8-K (filed with the SEC on February 9, 2021).

† Previously filed with the Original Report.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: February 9, 2021	Advent Technologies Holdings, Inc.

	By:	/s/ Vassilios Gregoriou
	Name:	Vassilios Gregoriou
	Title:	Chairman and Chief Executive Officer